                            SCHEDULE 14A INFORMATION

          PROXY STATEMENT PURSUANT TO SECTION 14(A) OF THE SECURITIES
                    EXCHANGE ACT OF 1934 (AMENDMENT NO.   )

Filed by the Registrant /X/

Filed by a Party other than the Registrant / /

Check the appropriate box:

/ /  Preliminary Proxy Statement                / /  Confidential, for Use of the Commission
                                                Only (as permitted by Rule 14a-6(e)(2))
/X/  Definitive Proxy Statement
/ /  Definitive Additional Materials
/ /  Soliciting Material Pursuant to sec.240.14a-11(c) or sec.240.14a-12

                        CONNECTICUT WATER SERVICE, INC.
--------------------------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)
                        CONNECTICUT WATER SERVICE, INC.
--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

/X/  $125 per Exchange Act Rules 0-11(c)(1)(ii), or 14a-6(i)(1), or 14a-6(i)(2)
     or Item 22(a)(2) of Schedule 14A.

/ / $500 per each party to the controversy pursuant to Exchange Act Rule 14a-6(i)(3).

/ /  Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

     (1)  Title of each class of securities to which transaction applies:

        ------------------------------------------------------------------------

     (2)  Aggregate number of securities to which transaction applies:

        ------------------------------------------------------------------------

     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

        ------------------------------------------------------------------------

     (4)  Proposed maximum aggregate value of transaction:

        ------------------------------------------------------------------------

     (5)  Total fee paid:

        ------------------------------------------------------------------------

/ /  Fee paid previously with preliminary materials.

/ / Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     (1)  Amount Previously Paid:

        ------------------------------------------------------------------------

     (2)  Form, Schedule or Registration Statement No.:

        ------------------------------------------------------------------------

     (3)  Filing Party:

        ------------------------------------------------------------------------

     (4)  Date Filed:

        ------------------------------------------------------------------------

                                     [Logo]

                                                                  March 19, 1996

Dear Stockholder:

     You are cordially invited to the Annual Meeting of Stockholders of Connecticut Water Service, Inc., scheduled to be held on April 26, 1996 at the Holiday Inn at 16 Ella T. Grasso Turnpike, Route 75, Windsor Locks, Connecticut, commencing at 2:00 P.M. Please note the change in location for the meeting. Your Board of Directors and management look forward to personally greeting those stockholders able to attend.

     At the Meeting, you will be asked to elect four directors, to appoint independent auditors for the calendar year ending December 31, 1996, and to transact such other business as may properly be brought before the Meeting.

     In addition to the specific matters to be acted upon, there will be a report on the progress of the Company and an opportunity for questions of general interest to the stockholders. Important information is contained in the accompanying proxy statement which you are urged to read carefully.

     It is important that your shares are represented and voted at the Meeting, regardless of the number you own and whether or not you plan to attend. Accordingly, you are requested to sign, date, and return the enclosed proxy at your earliest convenience.

     To give you a view of one the Company's largest customer's operations and facilities, after the Meeting, we will conduct a tour of the H. P. Hood facility located on Route 159 in Suffield, Connecticut. A bus will provide transportation from the Holiday Inn to the facility. If you plan to attend, please call 860-669-8630 ext. 305 so we can accommodate you on the bus tour. Please allow about an hour for the tour.

     Your interest and participation in the affairs of the Company are sincerely appreciated.

                                       Sincerely,

                                       Marshall T. Chiaraluce
                                       President and Chief Executive Officer

                        CONNECTICUT WATER SERVICE, INC.

                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

                                  HOLIDAY INN
                     16 ELLA T. GRASSO TURNPIKE (ROUTE 75)
                           WINDSOR LOCKS, CONNECTICUT

     Notice is hereby given that the Annual Meeting of Stockholders of Connecticut Water Service, Inc. (the "Company") will be held on April 26, 1996 at 2:00 P.M. at the Holiday Inn, Route 75, Windsor Locks, Connecticut, for the following purposes:

             1. To elect four directors for three-year terms;

             2. To appoint Arthur Andersen LLP, independent public accountants, as independent auditors for the Company for the calendar year ending December 31, 1996; and

             3. To transact such other business as may properly come before said meeting or any adjournment thereof.

     Only holders of the Company's Common Stock and its Cumulative Preferred Stock -- Series A of record at the close of business on March 1, 1996 are entitled to notice of and to vote at this meeting or any adjournment thereof.

     All stockholders who find it convenient to do so are urged to attend the meeting in person.

                                By Order of the Board of Directors,

                                              Vincent F. Susco, Jr.
                                                     Secretary

March 19, 1996

     WHETHER OR NOT YOU PLAN TO ATTEND THE MEETING, PLEASE MARK, DATE, AND SIGN THE ENCLOSED PROXY AND RETURN IT TO THE COMPANY IN THE ENVELOPE ACCOMPANYING THIS NOTICE. IF YOU ARE PRESENT AT THE MEETING, YOU MAY VOTE IN PERSON EVEN THOUGH YOU HAVE SENT IN YOUR PROXY.

                        CONNECTICUT WATER SERVICE, INC.

                                PROXY STATEMENT

                         ANNUAL MEETING OF STOCKHOLDERS
                                 APRIL 26, 1996

     The accompanying proxy is solicited by the Board of Directors of the Company for use at the Annual Meeting of Stockholders to be held at the Holiday Inn, 16 Ella T. Grasso Turnpike, Windsor Locks, Connecticut, on April 26, 1996 at 2:00 P.M. and at any adjournment of the meeting.

     Only holders of the Company's Common Stock and its Cumulative Preferred Stock -- Series A of record at the close of business on March 1, 1996, are entitled to notice of and to vote at the meeting. On that date, the Company had outstanding 2,973,119 shares of Common Stock, 15,000 shares of Cumulative Preferred Stock-Series A, $20 par value, and 29,499 shares of $.90 Cumulative Preferred Stock, $16 par value. Each share of Common Stock is entitled to three votes and each share of Cumulative Preferred Stock-Series A is entitled to one vote on all matters coming before the meeting. The holders of shares of $.90 Cumulative Preferred Stock, $16 par value, have no general voting rights.

     The cost of solicitation of proxies will be borne by the Company. In addition to this solicitation by mail being made initially on or about March 19, 1996, officers and regular employees of the Company may make solicitations by telephone, telegraph, mail, or personal interviews, and arrangements may be made with banks, brokerage firms, and others to forward proxy material to their principals. The Company has retained Morrow & Company, Inc., to assist in the solicitation of proxies at an estimated cost of $4,000 including expenses, which will be paid by the Company.

     All stockholders unable to attend the meeting in person are urged to send in proxies to assure a good representation at the meeting. A proxy may be revoked at any time before it is voted by a writing filed with the Secretary of the Company, by a duly executed proxy bearing a later date or by voting in person at the meeting.

                     PROPOSAL (1) -- ELECTION OF DIRECTORS

     The Company's Certificate of Incorporation provides for a Board of not less than nine nor more than fifteen directors, the exact number of directorships to be determined from time to time by resolution adopted by the affirmative vote of a majority of the Board. The directors are divided into three classes as nearly equal in number as possible with members of each class to hold office until successors are elected and qualified. Each class is to be elected for a three-year term at successive annual meetings. As a result, only one class of directors is to be elected at each Annual Meeting.

     The Board of Directors has fixed the number of directors at 13, and has selected the four nominees listed below for election to three-year terms expiring in 1999. Of the Company's nine directors remaining in office, the terms of four directors expire in 1997 and the terms of five directors expire in 1998. Each nominee is presently a director of the Company. Mr. Bertram L. Lenz, director, will retire on March 31, 1996, and therefore is not being considered for relection.

     Unless otherwise directed, it is intended that the enclosed proxy will be voted for the election of Harold E. Bigler, Jr., Astrid T. Hanzalek, Frederick
E. Hennick, and Donald B. Wilbur. In case any nominee is unable or declines to serve, the persons named in the proxy may vote for some other person or persons. Votes withheld and broker non-votes are counted for purposes of determining whether a quorum is present at the meeting but are not considered as voted in the election of directors. Thus, under Connecticut law sufficient votes withheld and non-votes may result in the failure to obtain a majority vote.

                                                                                           COMMON STOCK
                                                                                           BENEFICIALLY
                      COMMITTEES                                                           OWNED AS OF
                       PRESENTLY                PRINCIPAL OCCUPATION            DIRECTOR     MARCH 1,     PERCENT OF
        NAME          SERVING(1)  AGE            AND DIRECTORSHIPS               SINCE         1996        CLASS(2)
--------------------- ----------- ----  ------------------------------------    --------   ------------   ----------
                                               CLASS I:
                   NOMINEES FOR ELECTION AT THIS MEETING FOR TERMS EXPIRING IN 1999
Harold E. Bigler, Jr. 2,3,7        64   Chairman, Bigler Investment               1983         2,000          .07
                                        Management Company, Inc.
Astrid T. Hanzalek    1,2,5,6,7    68   Consultant -- water resources and         1985           687          .02
                                        various public policy issues (self-
                                        employed); formerly Connecticut
                                        State Representative.
Frederick E. Hennick  5,6,7        69   Retired, formerly President and           1983           225         <.01
                                        Publisher, Naugatuck Daily News;
                                        Director, Naugatuck Valley Savings
                                        and Loan, Inc.
Donald B. Wilbur      4,7          53   Plant Manager, Chesebrough-Pond's         1993           213         <.01
                                        USA (personal products
                                        manufacturing); Director, Middlesex
                                        Hospital; Director, Liberty Bank.
CLASS II:
  DIRECTORS WHOSE TERMS CONTINUE UNTIL 1997
Francis E. Baker      2,4,6        66   President and Director, Andersen          1973(3)        125         <.01
                                        Group, Inc. (electronic and medical
                                        manufacturing and services);
                                        Director, Fresenius, USA.
Rudolph E. Luginbuhl  1,5          67   Real Estate Agent, D. W. Fish,            1994           300          .01
                                        Better Homes; Corporator, The
                                        Savings Bank of Rockville.
Harvey G. Moger       1,2,3,7      68   President, GBAJ Associates                1981         2,345          .08
                                        (commercial rea1 estate financial
                                        consultant); Director, Ensign
                                        Bickford Realty Corporation.
Warren C. Packard     1,3          61   Former First Selectman, Town of           1991           150         <.01
                                        Suffield; former President and Chief
                                        Executive Officer, The Wiremold
                                        Company (manufacturing); Director,
                                        The Wiremold Company.

                                                                                           COMMON STOCK
                                                                                           BENEFICIALLY
                      COMMITTEES                                                           OWNED AS OF
                       PRESENTLY                PRINCIPAL OCCUPATION            DIRECTOR     MARCH 1,     PERCENT OF
        NAME          SERVING(1)  AGE            AND DIRECTORSHIPS               SINCE         1996        CLASS(2)
--------------------- ----------- ----  ------------------------------------    --------   ------------   ----------
CLASS III:
  DIRECTORS WHOSE TERMS CONTINUE UNTIL 1998
Marshall T.                        53   President and Chief Executive             1992         7,038(4)       .24
  Chiaraluce                            Officer of the Company.
William F. Guillaume               63   Vice President Engineering &              1978         4,242(4)       .14
                                        Planning of the Company; Director,
                                        Connwood Foresters, Inc. (forestry
                                        service and management).
Marcia L. Hincks      1,4,5        60   Retired; formerly Vice President and      1983           281         <.01
                                        Senior Counsel, Aetna Life &
                                        Casualty.
William C.            4,6,7        68   Retired, formerly President and           1989           418          .01
  Lichtenfels                           Chief Operating Officer, Emhart
                                        Corporation (manufacturing).
Robert F. Neal        3,4,5        61   Retired; formerly Senior Vice             1990           350          .01
                                        President -- Network Services;
                                        Southern New England
                                        Telecommunications Corporation.

---------------
(1) 1. Audit Committee
    2. Finance Committee
    3. Pension Trust Committee
    4. Compensation Committee
    5. Public Information Committee
    6. Committee on Directors
    7. Strategic Planning Committee

(2) The percentages have been rounded to the nearest one hundredth of one percent. As of March 1, 1996, executive officers and directors of the Company as a group owned 27,823 shares (.94 %) of the Common Stock of the Company. No directors or officers own any shares of the Company's Cumulative Preferred Stock.

(3) The Connecticut Water Company is a subsidiary of the Company. The affiliation of the Company (then Suburban Water Service, Inc.) and The Connecticut Water Company was effected on April 10, 1975. Prior to the affiliation, Mr. Baker was a director of The Connecticut Water Company. The Company's Board of Directors and the Board of Directors of The Connecticut Water Company are now identical.

(4) Includes shares actually earned by the officer under the Company's pre-1996 Performance Stock Programs and awarded under the 1996 Performance Stock Program.

     With the exception of Mr. Packard who retired from the Wiremold Company in 1991 and whose term as First Selectman of the Town of Suffield expired on November 21, 1995, Mr. Chiaraluce who was Chief Operating Officer of South Central Connecticut Regional Water Authority from 1981 until his election as President of the Company, effective January 1, 1992, Mrs. Hincks who retired from Aetna Life and Casualty in 1993, and Mr. Neal who retired from Southern New England Telecommunications Company in 1994, each of the nominees listed above has had the same employment for more than the past five years either in the position or positions indicated or in other similar or executive capacities with the same company or a predecessor thereof.

     The Company's Board of Directors met five times during 1995. In addition, the Company has a number of committees, including an Audit Committee, a Compensation Committee, a Committee on Directors, a Strategic Planning Committee and a Public Information Committee which meet periodically during the year. The Audit Committee, composed of Mmes. Hanzalek and Hincks and Messrs. Luginbuhl, Moger and Packard, reviews the activities, procedures and recommendations of the independent auditors of the Company and The Connecticut Water Company and recommends annually the appointment of independent auditors for the coming year. The Committee met twice during 1995. The Compensation Committee, composed of Ms. Hincks and Messrs. Baker, Lichtenfels, Neal and Wilbur, establishes compensation levels for officers of The Connecticut Water Company and makes recommendations to the full Board regarding officer succession. The Committee met once during 1995. The Committee on Directors, consisting of Ms. Hanzalek, Messrs. Baker, Hennick and Lichtenfels, recommends candidates for nomination as directors to the Board. The Committee did not meet in 1995. The Strategic Planning Committee, consisting of Ms. Hanzalek and Messrs. Bigler, Hennick, Lichtenfels, Moger, and Wilbur, oversees the preparation and implementation of the Company's Strategic Plan. The Committee met once in 1995. The Public Information Committee, consisting of Mmes. Hanzalek and Hincks and Messrs. Hennick, Neal and Luginbuhl, advises management on policies for communicating Company information to the general public, government officials, investors and other interested parties. The Committee met twice in 1995. All of the Company's directors attended at least 75% of the aggregate number of meetings in 1995 of the Board and committees on which they serve, except Mr. Packard.

     Pursuant to the Company's Bylaws, nominations for directors may be made by any stockholder entitled to vote for the election of directors at the meeting who complies with the following procedures. A nomination by a stockholder shall be made only if such stockholder has given proper and timely notice in writing of such stockholder's intent to make such nomination to the Secretary of the Company. To be timely a stockholder's notice must be delivered to or mailed and received by the Secretary of the Company at the General Offices of the Company not later than (i) with respect to an election to be held at an annual meeting of stockholders, the close of business on a day which is not less than 120 days prior to the anniversary date of the immediately preceding annual meeting, and
(ii) with respect to an election to be held at a special meeting of stockholders called for the election of directors, the close of business on the tenth day following the date on which notice of such meeting is first mailed to stockholders. Each such notice must set forth: (a) the name and address of the person or persons to be nominated; (b) the name and address, as they appear on the Company's books, of the stockholder making such nomination; (c) the class and number of shares of the Company which are beneficially owned by the stockholder; (d) a representation that the stockholder is a holder of record of stock of the Company entitled to vote at such meeting and intends to appear in person or by proxy at the meeting to nominate the person or persons specified in the notice; (e) a description of all arrangements or understandings between the stockholder and each nominee and any other person or persons (naming such person or persons) pursuant to which the nomination or nominations are to be made by the stockholder; (f) such other information regarding each nominee proposed by the stockholder as would be required to be included in a proxy statement filed pursuant to the proxy rules of the Securities and Exchange Commission; and (g) the consent of each nominee to serve as a director of the Company if so elected. Any such notice of nominations for consideration at the 1997 Annual Meeting must be received by the Company's Secretary by the close of business on December 15, 1996.

REPORTS UNDER SECTION 16

     Under Section 16 of the Securities Exchange Act of 1934, directors, officers and certain beneficial owners of the Company's equity securities are required to file reports of their transactions in the Company's equity securities with the Securities and Exchange Commission on specified due dates. In fiscal 1995, only Mr. Luginbuhl failed to a file a timely report relating to a single transaction of Common Stock beneficially owned by him. In making this statement, the Company has relied on the written representations of its directors and officers and its ten percent holders and copies of the reports that they have filed with the Securities and Exchange Commission.

                            MANAGEMENT COMPENSATION

SUMMARY COMPENSATION TABLE

     The following tabulation sets forth the total compensation paid by the Company and The Connecticut Water Company during 1995, 1994, and 1993 to the most highly compensated executive officers, including the Chief Executive Officer of the Company, receiving more than $100,000 aggregate compensation in 1995. The Company has no employees. All officers are employees of The Connecticut Water Company and all compensation is paid by The Connecticut Water Company.

                                                                                        LONG TERM
                                                                                       COMPENSATION
                                                     ANNUAL COMPENSATION                  AWARDS
                                                     --------------------            RESTRICTED STOCK
            NAME AND PRINCIPAL POSITION              YEAR         SALARY($)            AWARDS($)(1)
---------------------------------------------------  ----         -------         ----------------------
Marshall T. Chiaraluce,
President and Chief Executive Officer                1995         200,000                 47,091
                                                     1994         186,500                 31,643
                                                     1993         176,700                 12,558
William F. Guillaume,
V.P. Engineering and Planning                        1995         129,500                 17,621
                                                     1994         125,000                 12,206
                                                     1993         121,800                  8,762
Bertram L. Lenz,
V.P. Finance and Accounting and Treasurer            1995         128,000                 15,429
                                                     1994         123,500                 12,206
                                                     1993         117,500                  8,138

---------------
(1) The value of the full number of shares of restricted stock initially allocated to Messrs. Chiaraluce, Guillaume and Lenz under the Company's Performance Stock Program was $30,044, $16,408, and $16,408 respectively in 1993; $48,423, $17,565 and $17,565 respectively in 1994; and $50,370,
    $18,262, and $18,262 respectively in 1995. The aggregate number of shares of restricted stock actually earned by Messrs. Chiaraluce, Guillaume and Lenz, based upon the actual attainment of 1993, 1994 and 1995 performance criteria were 483, 337 and 313 respectively in 1993; 1,361, 525 and 525 respectively in 1994; and 1,697, 635 and 556 respectively in 1995. The values shown in the table above are of the shares actually earned in said year, valued on the date earned which was February 11, 1994 for the 1993 plan, February 10, 1995 for the 1994 plan, and February 14, 1996 for the 1995 plan.

RETIREMENT BENEFITS

     Officers and employees of the Company and The Connecticut Water Company are entitled to receive retirement benefits under a pension plan, and executive officers are entitled to receive benefits under supplemental executive retirement agreements, which provide for defined benefits in the event of retirement at a specified age and after a specified number of years of service based on highest average annual compensation. Examples of annual full straight life annuity allowances payable under the pension plan and supplemental agreements to employees and executive officers are set forth in the following table. As of December 31, 1995, the estimated credited years of service for Messrs. Chiaraluce, Guillaume, and Lenz are 4, 31, and 17, respectively. The table assumes retirement occurs at age 65 which for Messrs. Chiaraluce, Guillaume and Lenz would occur with 16, 33 and 26 years, respectively, of credited service. Highest average annual compensation is the highest average regular basic compensation received by an individual from the Company and The Connecticut Water Company during any 60 consecutive months.

  HIGHEST AVERAGE
ANNUAL COMPENSATION
     DURING 60          5 OR MORE YEARS
CONSECUTIVE MONTHS        OF SERVICE*
-------------------     ---------------
     $ 100,000              $60,000
     $ 125,000              $75,000
     $ 150,000              $90,000

---------------
* In the case of Mr. Chiaraluce, the amounts are reduced by benefits payable under the retirement plan of a prior employer. Further, prior to his completion of five years of service with The Connecticut Water Company, at which time he would become vested in The Connecticut Water Company's pension plan, Mr. Chiaraluce's supplemental executive retirement agreement provides that he is entitled to an annual benefit based upon a percentage of his average earnings and years of service, including years served with a prior employer. As of December 31, 1995 Mr. Chiaraluce would be entitled to an annual benefit of $12,175 under the foregoing formula were he to have terminated employment as of that date.

DIRECTOR COMPENSATION

     Since the Boards of Directors of the Company and The Connecticut Water Company are identical, regular meetings of each are generally held on the same day. Directors of the Company receive $250 for each regular meeting of the Board of Directors of the Company and $350 for each special Board meeting and each committee meeting of the Company which they attend. In addition, Directors of The Connecticut Water Company receive an annual retainer of $3,200, $450 for each regular or special meeting of the Board of Directors, and $350 for each committee meeting which they attend. Directors who are salaried officers receive the same retainer and meeting fees as other directors. These amounts have been included in the Summary Compensation Table on Page 6. Directors who are not officers are not entitled to retirement benefits from the Company or The Connecticut Water Company.

     Pursuant to a Directors Deferred Compensation Plan, the Directors of the Company and The Connecticut Water Company may elect to defer receipt of all or a specified portion of the compensation payable to them for services as Directors until after retiring as Directors. Any amounts so deferred are credited to accounts maintained for each participating Director, and interest at an annual rate of 10.74% is currently credited monthly to all deferred amounts. Distribution of amounts deferred and accumulated interest may be made, at the election of each participating Director, in a lump sum or in annual installments over a period of years specified by the Director, such distribution to commence in the year following the year in which the individual ceases to be a Director. In 1995, five Directors elected to participate in the Plan.

                         COMPENSATION COMMITTEE REPORT

     The Committee is responsible for making recommendations to the Board on executive compensation and administering the Company's Performance Stock Program (the "Program").

EXECUTIVE COMPENSATION PRINCIPLES

     The Company's executive compensation plan is designed to align executive compensation with the Company's and/or The Connecticut Water Company's strategic business planning which includes management initiatives and business financial performance. Through this process the Committee has established a program to:

     - Attract and retain key executives critical to the long-term success of the Company.

     - Reward executives for the accomplishment of strategic goals which reflect customer service and satisfaction as well as the enhancement of stockholder value.

     - Integrate compensation programs with both The Connecticut Water Company's annual performance review and the Company's and/or The Connecticut Water Company's strategic planning and measuring processes.

     - Support a performance-oriented environment that rewards performance with respect to overall performance goals and performance on individual goals for each participant in the plan.

EXECUTIVE COMPENSATION PROGRAM

     The total compensation program consists of both cash and equity based compensation. The annual compensation consists of a base salary and any Common Stock awarded through the Program. The Committee determines a salary range and a level of salary for executive officers. The Committee determines the salary or salary range based upon competitive norms from periodic studies of a peer group of other water companies. Actual salary changes are based upon such norms and upon performance.

     Additional incentives are provided through the Program(1). The Committee reviews and approves the participation of executive officers of The Connecticut Water Company under the Program. The Committee also approves the award value each year as a percentage of base salary and the basis for judging performance over the following year. Awards are currently based on whether the Company and/or The Connecticut Water Company has met certain goals based on objective performance criteria and attainment by participants of individual goals. The Committee determines what these criteria and goals are each year. The Criteria for the 1995 awards were based on The Connecticut Water Company's customer value rating and water quality measures, the Company's return on equity, other service and financial measures, and specific individual performance goals. The Committee has approved and implemented an award program for 1996 based upon similar criteria and goals.

     Executive officers may also participate in the Company's Savings and Investment Plan (401K Plan) and other benefit plans generally available to all levels of salaried employees. Also, executive officers may elect to defer compensation under a nonqualified salary deferral plan.

CHIEF EXECUTIVE OFFICER COMPENSATION

     The Committee determined the compensation for 1995 of Mr. Chiaraluce, the Chief Executive Officer ("CEO"), based upon a number of factors and criteria, including a review of the salaries of Chief Executive Officers for similar companies of comparable size and capitalization and a review by the Committee of the CEO's performance. The Committee approved the CEO's participation in the Program for 1995. Based upon Mr. Chiaraluce's achieving greater than 75% of his individual and corporate goals in 1995, Mr. Chiaraluce actually received 1,697 of the 2,190 shares of the Company's Common Stock allocated to him in 1995 under the Program.

                             COMPENSATION COMMITTEE

                        William C. Lichtenfels, Chairman
                             Francis E. Baker, Jr.
                                Marcia L. Hincks
                                 Robert F. Neal
                                Donald B. Wilbur

---------------
(1) The Program provides for an aggregate maximum of up to 50,000 shares of Common Stock of the Company to be issued as awards of restricted stock to eligible employees. An award of a share of restricted stock is an award to a participant of a share of the Common Stock of the Company generally conditioned upon the attainment of performance goals established by the Committee for the performance period to which the award relates and the continued employment of the participant with the Company or any majority-owned subsidiary of the Company through the end of the performance period. During the performance period, the participant has all of the rights of a stockholder of the Company, including the right to receive dividends, except that the participant does not have custody of the shares of Common Stock nor the right to transfer ownership of the shares during the performance period.

                               PERFORMANCE GRAPH

     Set forth below is a line graph comparing the cumulative total stockholder return for each of the years 1990-1995 on the Company's Common Stock, based on the market price of the Common Stock and assuming reinvestment of dividends, with the cumulative total stockholder return of companies on the Standard & Poor's 500 Stock Index and the Edward D. Jones & Company Water Utility Index.

                                  Connecticut                     E.D. Jones
      Measurement Period          Water Ser-      Standard &      Water Utili
    (Fiscal Year Covered)         vice, Inc.      Poor's 500         ties
1990                                    100.00          100.00          100.00
1991                                    135.03          130.34          142.79
1992                                    157.67          140.26          158.14
1993                                    179.92          154.33          180.18
1994                                    156.01          156.43          167.86
1995                                    201.29          215.00          211.18

                  BENEFICIAL SHAREHOLDINGS OF CERTAIN PERSONS

     The Company does not know of any beneficial owner of more than 5% of its $.90 Cumulative Preferred Stock, $16 par value. The Company does not know of any beneficial owner of more than 5% of its Common Stock and does not know of any beneficial owner of more than 5% of its Cumulative Preferred Stock -- Series A, $20 par value, except as follows:

                                                                               AMOUNT
                                                 NAME AND                   BENEFICIALLY        PERCENT
                                                ADDRESS OF                   OWNED AS OF          OF
         TITLE OF CLASS                      BENEFICIAL OWNER             DECEMBER 31, 1995      CLASS
---------------------------------    ---------------------------------    -----------------     -------
Cumulative Preferred Stock --        William Neal MacKenzie                     1,850             12.3%
  Series A, $20 par value            222 North Main Street
                                     Wallingford, CT 06492
                                     Herbert I. Johnson and                       900              6.0%
                                     Annabelle C. Johnson
                                     35 Carter Street, Bolton, CT
                                     06040
                                     Shearson Lehman American Express             900              6.0%
                                     One Western Union Int L Plaza
                                     New York, NY 1004-1008
                                     Dorothy L. Bach                              825              5.5%
                                     55 Mountain Spring Road
                                     Tolland, CT 06084

                              CERTAIN TRANSACTIONS

     During the year 1995, the law firm of Day, Berry & Howard, of which Michael
F. Halloran, Assistant Secretary of the Company and The Connecticut Water Company, is a partner, performed certain legal services for the Company and The Connecticut Water Company. The Company believes that the charges made by said firm for legal services were not more than others would have charged for similar services.

                      PROPOSAL (2) -- ELECTION OF AUDITORS

     Arthur Andersen LLP served as independent auditors for the Company and its subsidiary, The Connecticut Water Company, for the calendar year ending December 31, 1995. One or more representatives of Arthur Andersen LLP will attend the annual meeting, with the opportunity to make a statement if they desire to do so and to respond to appropriate questions.

     It is intended that unless otherwise specified, proxies will be voted in favor of the appointment of Arthur Andersen LLP, independent public accountants, of Hartford, Connecticut, as independent auditors for the Company for the calendar year ending December 31, 1996. The Company's Audit Committee has recommended that Arthur Andersen LLP be so appointed. Arthur Andersen LLP has no direct or indirect financial interest in the Company. The favorable vote of a majority of the shares of Common Stock and Cumulative Preferred Stock -- Series A, $20 par value, represented at the meeting is required for such approval.

        THE BOARD RECOMMENDS THAT STOCKHOLDERS VOTE "FOR" PROPOSAL (2).

                               OTHER MATTERS (3)

     The Board of Directors knows of no other matters which may be presented for consideration at the meeting. However, if any other matters properly come before such meeting, the persons named in the enclosed proxy will vote in their discretion on such matters.

                             STOCKHOLDER PROPOSALS

     For business to be properly brought before an annual meeting by a stockholder, the business must be an appropriate matter to be acted upon by the stockholders at an annual meeting and the stockholder must have given proper and timely notice thereof in writing to the Secretary of the Company. To be timely, a stockholder's notice must be delivered to or mailed and received by the Secretary of the Company at the General Offices of the Company not later than the close of business on a day which is not less than 120 days prior to the anniversary date of the immediately preceding annual meeting. A stockholder's notice to the Secretary must set forth as to each matter the stockholder proposes to bring before the annual meeting (a) a brief description of the business desired to be brought before the annual meeting and the reasons for conducting such business at the annual meeting, (b) the name and address, as they appear on the Company's books, of the stockholder proposing such business,
(c) the class and number of shares of the Company which are beneficially owned by the stockholder and (d) any material interest of the stockholder in such business.

     Stockholder proposals intended to be presented at the Annual Meeting of Stockholders in 1997 must be received by the Company not later than December 15, 1996 in order to be considered for inclusion in the Company's proxy statement and form of proxy relating to the 1997 Annual Meeting of Stockholders.

                                                 Vincent F. Susco,
                                                 Jr.
                                                     Secretary

March 19, 1996

     THE COMPANY IS SUBJECT TO THE INFORMATIONAL REQUIREMENTS OF THE SECURITIES EXCHANGE ACT OF 1934 AND IN ACCORDANCE THEREWITH FILES AN ANNUAL REPORT ON FORM 10-K WITH THE SECURITIES AND EXCHANGE COMMISSION. THE COMPANY WILL FURNISH A COPY OF THE 1995 ANNUAL REPORT ON FORM 10-K FILED BY THE COMPANY, INCLUDING THE FINANCIAL STATEMENTS AND SCHEDULES THERETO, BUT WITHOUT EXHIBITS, WITHOUT CHARGE TO ANY STOCKHOLDER MAKING A WRITTEN REQUEST THEREFOR ADDRESSED TO: VICE PRESIDENT -- FINANCE, CONNECTICUT WATER SERVICE, INC., 93 WEST MAIN STREET, CLINTON, CONNECTICUT, 06413.

                         CONNECTICUT WATER SERVICE, INC.
                                  COMMON STOCK

                    PROXY SOLICITED BY THE BOARD OF DIRECTORS
                        FOR ANNUAL MEETING APRIL 26, 1996

The undersigned stockholder of Connecticut Water Service, Inc. hereby appoints William F. Guillaume and Marshall T. Chiaraluce or either of them, attorneys and proxies for the undersigned, with power of substitution, to act for and to vote, as designated herein, with the same force and effect as the undersigned, all shares of the Company's Common Stock standing in the name of the undersigned at the Annual Meeting of Stockholders of Connecticut Water Service, Inc. to be held at the Holiday Inn, 16 Ella T. Grasso Turnpike, Route 75, Windsor Locks, Connecticut, on April 26, 1996, at 2 p.m., and any adjournments thereof.

When properly executed, this proxy will be voted in the manner directed, herein by the undersigned stockholder. If no direction is made, this proxy will grant authority to vote for all nominees for Director and will be voted "FOR" Proposal
(2).

The undersigned hereby acknowledges receipt of notice of said meeting and the related Proxy Statement.

------------------------------------------------------------------------------
              PLEASE VOTE, DATE, AND SIGN ON OTHER SIDE AND RETURN
                       PROMPTLY IN THE ENCLOSED ENVELOPE.
------------------------------------------------------------------------------

Please sign this proxy exactly as your name appears on the books of the Company. Joint owners should each sign personally. Trustees and other fiduciaries should indicate the capacity in which they sign, and where more than one name appears, a majority must sign. If a corporation, this signature should be that of an authorized officer who should state his or her title.

HAS YOUR ADDRESS CHANGED?                  DO YOU HAVE ANY COMMENTS?

----------------------------------------   -------------------------------------

----------------------------------------   -------------------------------------

----------------------------------------   -------------------------------------

/X/ PLEASE MARK VOTES AS IN
    THIS EXAMPLE

                                                       With-            For All
                                         For           hold             Except
    1.) For election of all Directors,   /  /          /  /              /  /

               H. BIGLER, JR., A. HANZALEK, F. HENNICK, D. WILBUR

    If you do not wish your shares voted "FOR" a particular nominee, mark the "For All Except" box and strike a line through the nominee(s) name. Your shares will be voted for the remaining nominee(s).

          RECORD DATE SHARES:

    Please be sure to sign and date this Proxy.  Date _________________________

    ___________________________________   ____________________________________
    Shareholder sign here                 Co-owner sign here

    2.) Appointment of Arthur Andersen LLP
        as independent Auditors.                   For    Against   Abstain
                                                   /  /     /  /     /  /

    3.) In their discretion the proxies are        For    Against   Abstain
        authorized to vote upon such other         /  /     /  /     /  /
        business as may properly come before
        the meeting.

             Mark box at right if comments or address change         /  /
             have been noted on the reverse side of this card.

- - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - -
  DETACH CARD

                        CONNECTICUT WATER SERVICE, INC.

    Dear Stockholder:

    Please take note of the important information enclosed with this Proxy Ballot. There are a number of issues related to the management and operation of your Company that require your immediate attention and approval. These are discussed in detail in the enclosed proxy material.

    Your vote counts, and you are strongly encouraged to exercise your right to vote your shares.

    Please mark the boxes on the proxy card to indicate how your shares shall be voted. Then sign the card, detach it and return your proxy vote in the enclosed postage paid envelope.

    Your vote must be received prior to the Annual Meeting of Stockholders, April 26, 1996.

    Thank you in advance for your prompt consideration of these matters.

    Sincerely,


    Connecticut Water Service, Inc.

                         CONNECTICUT WATER SERVICE, INC.
                     CUMULATIVE PREFERRED STOCK -- SERIES A

                    PROXY SOLICITED BY THE BOARD OF DIRECTORS
                        FOR ANNUAL MEETING APRIL 26, 1996

The undersigned stockholder of Connecticut Water Service, Inc. hereby appoints William F. Guillaume and Marshall T. Chiaraluce or either of them, attorneys and proxies for the undersigned, with power of substitution, to act for and to vote, as designated herein, with the same force and effect as the undersigned, all shares of the Company's Cumulative Preferred Stock-Series A standing in the name of the undersigned at the Annual Meeting of Stockholders of Connecticut Water Service, Inc. to be held at the Holiday Inn, 16 Ella T. Grasso Turnpike, Route 75, Windsor Locks, Connecticut, on April 26, 1996, at 2 p.m., and any adjournments thereof.

When properly executed, this proxy will be voted in the manner directed, herein by the undersigned stockholder. If no direction is made, this proxy will grant authority to vote for all nominees for Director and will be voted "FOR" Proposal
(2).

The undersigned hereby acknowledges receipt of notice of said meeting and the related Proxy Statement.

--------------------------------------------------------------------------------
              PLEASE VOTE, DATE, AND SIGN ON OTHER SIDE AND RETURN
                       PROMPTLY IN THE ENCLOSED ENVELOPE.
--------------------------------------------------------------------------------

Please sign this proxy exactly as your name appears on the books of the Company. Joint owners should each sign personally. Trustees and other fiduciaries should indicate the capacity in which they sign, and where more than one name appears, a majority must sign. If a corporation, this signature should be that of an authorized officer who should state his or her title.
--------------------------------------------------------------------------------

HAS YOUR ADDRESS CHANGED?                  DO YOU HAVE ANY COMMENTS?

--------------------------------------     -------------------------------------

--------------------------------------     -------------------------------------

--------------------------------------     -------------------------------------

/X/ PLEASE MARK VOTES AS IN
    THIS EXAMPLE

                                                        With-           For All
                                          For           hold            Except
    1.) For election of all Directors,    /  /          /  /            /  /

               H. BIGLER, JR., A. HANZALEK, F. HENNICK, D. WILBUR

    If you do not wish your shares voted "FOR" a particular nominee, mark the "For All Except" box and strike a line through the nominee(s) name. Your shares will be voted for the remaining nominee(s).

          RECORD DATE SHARES:

    Please be sure to sign and date this Proxy.  Date _________________________

    ____________________________________  ______________________________________
    Shareholder sign here                 Co-owner sign here

    2.) Appointment of Arthur Andersen LLP
        as independent Auditors.                        For   Against  Abstain
                                                        /  /    /  /     /  /

    3.) In their discretion the proxies are             For   Against  Abstain
        authorized to vote upon such other              /  /    /  /     /  /
        business as may properly come before
        the meeting.

              Mark box at right if comments or address change           /  /
              have been noted on the reverse side of this card.

- - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - -
  DETACH CARD

                        CONNECTICUT WATER SERVICE, INC.

    Dear Stockholder:

    Please take note of the important information enclosed with this Proxy Ballot. There are a number of issues related to the management and operation of your Company that require your immediate attention and approval. These are discussed in detail in the enclosed proxy material.

    Your vote counts, and you are strongly encouraged to exercise your right to vote your shares.

    Please mark the boxes on the proxy card to indicate how your shares shall be voted. Then sign the card, detach it and return your proxy vote in the enclosed postage paid envelope.

    Your vote must be received prior to the Annual Meeting of Stockholders, April 26, 1996.

    Thank you in advance for your prompt consideration of these matters.

    Sincerely,


    Connecticut Water Service, Inc.